PRAXIS MUTUAL FUNDS

Praxis Intermediate Income Fund (Class A & Class I Shares)

Praxis International Index Fund (Class A & Class I Shares)

Praxis Value Index Fund (Class A & Class I Shares)

Praxis Growth Index Fund (Class A & Class I Shares)

Praxis Small Cap Fund (Class A & Class I Shares)

Praxis Conservative Portfolio (Class A Shares)

Praxis Balanced Portfolio (Class A Shares)

Praxis Growth Portfolio (Class A Shares)

Supplement dated August 28, 2014

to the Prospectus dated April 30, 2014

This Supplement serves as notification of the following changes regarding the Praxis Small Cap Fund (Class A & Class I Shares):

1. In the Praxis Small Cap Fund section, the fourth sentence of the first paragraph under “Principal Investment Strategies” on page 22 is deleted and replaced with the following: “Smaller companies are those with market values at the time of investment between $600 million and $4.5 billion.”

2. In the Praxis Small Cap Fund “Investment Objectives, Principal investment Strategies and Related Risks” section, the second sentence of the first paragraph under “Policies and Strategies” on page 45 is deleted and replaced with the following: “As of the date of this supplement, smaller companies are defined by the Fund to mean those companies with market values at the time of investment between $600 million and $4.5 billion.”

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE